Exhibit 21.1

SCHEDULE OF SUBSIDIARIES
(in alphabetical order)

Below is a list comprised of (i) wholly-owned subsidiaries of Affiliated Managers Group, Inc. (the “Company”), (ii) entities in which the Company has a majority interest (direct and indirect) and (iii) entities in which the Company has a minority investment (direct and indirect), as of December 31, 2013.  Minority investments are indicated via asterisk (*).

1588153 Ontario Limited, an Ontario corporation
4444582 Canada Inc., a Canada corporation
9106-6001 Quebec Inc., a Quebec corporation
Advantage Outsourcing Solutions, LLC, a Delaware limited liability company
Affiliated Managers Group (Hong Kong) Limited, a limited company incorporated in Hong Kong
Affiliated Managers Group Limited, a limited company incorporated in the United Kingdom
Affiliated Managers Group Pty Ltd, a limited company incorporated in Australia
AKH Holdings LLC, a Delaware limited liability company
AMG Atlantic Holdings Ltd., a Bahamas international business company
AMG Boston Holdings, LLC, a Delaware limited liability company
AMG Canada Corp., a Nova Scotia corporation
AMG Canada Holdings LLC, a Delaware limited liability company
AMG FL Holdings, LLC, a Delaware limited liability company
AMG Genesis, LLC, a Delaware limited liability company
AMG Global, Inc., a Delaware corporation
AMG LGP Acquisition, LLC, a Delaware limited liability company
AMG London Holdings Corp., a Delaware corporation
AMG New York Holdings Corp., a Delaware corporation
AMG Northeast Holdings, Inc., a Delaware corporation
AMG Northeast Investment Corp., a Delaware corporation
AMG PA Holdings Partnership, a Delaware general partnership
AMG Plymouth UK Holdings (1) Limited, a limited company incorporated in England and Wales
AMG Properties LLC, a Delaware limited liability company
AMG Renaissance Holdings LLC, a Delaware limited liability company
AMG TBC, LLC, a Delaware limited liability company
AMG Wealth Partners, LP, a Delaware limited partnership
AMG WF Holdings LLC, a Delaware limited liability company
AMG WP GP Holdings Corp., a Delaware corporation
AMG WP LP Holdings, LLC, a Delaware limited liability company
AMG/FAMI Investment Corp., a Nova Scotia corporation
AMG/Midwest Holdings, Inc., a Delaware corporation
AMG/Midwest Holdings, LLC, a Delaware limited liability company
AMG/North America Holding Corp., a Delaware corporation
AMG/TBC Holdings, Inc., a Delaware corporation
AQR Capital Management, LLC, a Delaware limited liability company*
AQR Capital Management II, LLC, a Delaware limited liability company*
AQR Capital Management (Europe) LLP, a UK limited liability partnership*
AQR Capital Management Holdings, LLC, a Delaware limited liability company*
AQR Capital Management (UK Services) Limited, a UK limited company*
Arrow Acquisition LLC, a Delaware limited liability company
Arrow Bidco Limited, a limited company incorporated in the United Kingdom
Artemis Asset Management Limited, a limited company incorporated in the United Kingdom
Artemis Fund Managers Limited, a limited company incorporated in the United Kingdom
Artemis Investment Management LLP, a United Kingdom limited liability partnership
Artemis Strategic Asset Management Limited, a limited company incorporated in the United Kingdom
Aston Asset Management, LP, a Delaware limited partnership
Beutel, Goodman & Company Ltd., a limited company incorporated in Canada*
BlueMountain Capital Management, LLC, a Delaware limited liability company*
BlueMountain Capital Partners (London) LLP, a UK limited liability partnership*
BlueMountain GP Holdings, LLC, a Delaware limited liability company*

BlueMountain UK Holdings LLC, a Delaware limited liability company*
BMCM Acquisition, LLC, a Delaware limited liability company
Bowman Partners GP Co., a Cayman Islands exempted company
Catalyst Acquisition II, Inc., a Delaware corporation
Channel Ventures GP Limited, a Cayman Islands exempted company
Chicago Acquisition, LLC, a Delaware limited liability company
Chicago Equity Partners, LLC, a Delaware limited liability company
Cinegate Financial Services Inc., an Ontario corporation
Clarfeld Financial Advisors, LLC, a Delaware limited liability company*
Deans Knight Capital Management Ltd., a Canada corporation*
El-Train Acquisition LLC, a Delaware limited liability company
Empire Acquisition (WP), LLC, a Delaware limited liability company
FA (DE) Acquisition Company, LLC, a Delaware limited liability company
FA (WY) Acquisition Company, Inc., a Delaware corporation
FCMC Holdings LLC, a Delaware limited liability company
FIAMI Production Management Services 2001 Inc., a Canada corporation
First Asset Capital Management (III) Inc., an Ontario corporation
First Asset Resources Inc., an Ontario corporation
First Quadrant Corp., a New Jersey corporation
First Quadrant Holdings, LLC, a Delaware limited liability company
First Quadrant, L.P., a Delaware limited partnership
Foyston, Gordon & Payne Inc., a Canada corporation
Frontier Capital Management Company, LLC, a Delaware limited liability company
Frontier Capital Management Incentive, LLC, a Delaware limited liability company
Gannett Welsh & Kotler, LLC, a Delaware limited liability company
GE Asia GP LLC, a Delaware limited liability company
Genesis Asset Managers, LLP, a Delaware limited liability partnership
Genesis Investment Management, LLP, a United Kingdom limited liability partnership*
Gotham Acquisition GP, LLC, a Delaware limited liability company
Gotham Acquisition LP, LLC, a Delaware limited liability company
Harding Loevner LP, a Delaware limited partnership
HWL Holdings Corp., a Delaware corporation
J.M. Hartwell Limited Partnership, a Delaware limited partnership
Klee Asia I GP, LLC, a Delaware limited liability company
Klee Europe I GP, LLC, a Delaware limited liability company
Klee Europe II GP, LLC, a Delaware limited liability company
Klee USA I GP, LLC, a Delaware limited liability company
Klee USA II GP, LLC, a Delaware limited liability company
Lattice Strategies LLC, a Delaware limited liability company*
Long-Term Equity Interests Plan 2010, LP, a Delaware limited partnership*
Long-Term Equity Interests Plan 2011, LP, a Delaware limited partnership*
Long-Term Equity Interests Plan, LP, a Delaware limited partnership*
LTEIP 2011 GP Holdings Corp., a Delaware corporation
LTEIP GP Holdings, LLC, a Delaware limited liability company
LTEIP LP Holdings, LLC, a Delaware limited liability company
M.J. Whitman LLC, a Delaware limited liability company
Managers Distributors, Inc., a Delaware corporation
Managers Investment Group LLC, a Delaware limited liability company
Manor LLC, a Delaware limited liability company
Monteverdi GP Limited, a limited company incorporated in Scotland
Montrusco Bolton Focus Global Fund Inc., a Cayman Islands corporation*
Montrusco Bolton Investments Inc., a Canada corporation*
New GAML Holdco, Ltd., a Cayman Islands exempted company
New Millennium Venture Partners Inc., an Ontario corporation
Odin GP, LLC, a Delaware limited liability company
Pantheon (US) LLC, a Delaware limited liability company
Pantheon Birkin GP LLC, a Delaware limited liability company
Pantheon BVK GP LLC, a Delaware limited liability company
Pantheon Capital (Asia) Limited, a limited company incorporated in Hong Kong

Pantheon Capital Partners GP, LLC, a Delaware limited liability company
Pantheon Friar Holdings, Ltd, a Cayman Islands company
Pantheon Global Co-Investment Opportunities GP Ltd, a Cayman Islands exempted company
Pantheon GP Limited, a limited company incorporated in England and Wales
Pantheon GT GP, LLC, a Delaware limited liability company
Pantheon HO GP, LLC, a Delaware limited liability company
Pantheon Holdings Limited, a limited company incorporated in England and Wales
Pantheon Industriens GP, LLC, a Delaware limited liability company
Pantheon - Ista Co-Investment, GP, LLC, a Delaware limited liability company
Pantheon KSA GP, LLC, a Delaware limited liability company
Pantheon Lille GP Limited, a limited company incorporated in Scotland
Pantheon (Midway) GP, LLC, a Delaware limited liability company
Pantheon OPERS GP, LLC, a Delaware limited liability company
Pantheon Partners Participation GP, LLC, a Delaware limited liability company
Pantheon PGCO GP, LLC, a Delaware limited liability company
Pantheon PSI GP, LLC, a Delaware limited liability company
Pantheon Standard GP, LLC, a Delaware limited liability company
Pantheon Ventures (Guernsey) Limited, a Guernsey limited company
Pantheon Ventures (HK) LLP, an England and Wales limited liability partnership
Pantheon Ventures (Scotland) GP Limited, a limited company incorporated in Scotland
Pantheon Ventures (UK) LLP, an England and Wales limited liability partnership
Pantheon Ventures (US) Holdings LLP, a Delaware limited liability partnership
Pantheon Ventures (US) LP, a Delaware limited partnership
Pantheon Ventures Inc., a California corporation
Pantheon Ventures Limited, a limited company incorporated in England and Wales
Papillon GP, LLC, a Delaware limited liability company
PASIA V GP Limited, a limited company incorporated in Guernsey
PASIA VI GP, LLC, a Delaware limited liability company
PEAF VI GP, LLC, a Delaware limited liability company
PEMF (ex-Asia) GP, LLC, a Delaware limited liability company
PEURO IV GP, LLC, a Delaware limited liability company
PEURO V GP Limited, a limited company incorporated in Guernsey
PEURO VI GP Limited, a limited company incorporated in Guernsey
PEURO VII GP Limited, a limited company incorporated in Guernsey
PGCO II GP, LLC, a Delaware limited liability company
PGIF GP Limited, a limited company incorporated in Guernsey
PGIF GP, LLC, a Delaware limited liability company
PGIF II GP LLC, a Delaware limited liability company
PGSF II GP, LLC, a Delaware limited liability company
PGSF III GP Limited, a limited company incorporated in Guernsey
PGSF III GP, LLC, a Delaware limited liability company
PGSF IV Feeder GP Limited, a limited company incorporated in England and Wales
PGSF IV GP, LLC, a Delaware limited liability company
PGSF V GP, LLC, a Delaware limited liability company
PGSH GP, LLC, a Delaware limited liability company
Prides Crossing Holdings LLC, a Delaware limited liability company
Private Debt LLC, a Delaware limited liability company
PUSA VI GP, LLC, a Delaware limited liability company
PUSA VII GP, LLC, a Delaware limited liability company
PUSA VIII Feeder GP Limited, a limited company incorporated in England and Wales
PUSA VIII GP, LLC, a Delaware limited liability company
PUSA IX Feeder GP Limited, a limited company incorporated in England and Wales
PUSA IX GP, LLC, a Delaware limited liability company
PUSA SFP IX GP, LLC, a Delaware limited liability company
PVP II GP, LLC, a Delaware limited liability company
Quartet Capital Corporation, an Ontario corporation
Red Mile Syndication Inc., an Ontario corporation
Rorer Asset Management, LLC, a Delaware limited liability company
SCP GP, LLC, a Delaware limited liability company

Shamrock GP Limited, a limited company incorporated in Guernsey
SPO GP, LLC, a Delaware limited liability company
Squam Acquisition GP, LLC, a Delaware limited liability company
Squam Acquisition LP, LLC, a Delaware limited liability company
SSAM Acquisition, LLC, a Delaware limited liability company
Systematic Financial Management, L.P., a Delaware limited partnership
The Renaissance Group LLC, a Delaware limited liability company
Third Avenue Holdings Delaware LLC, a Delaware limited liability company
Third Avenue Management LLC, a Delaware limited liability company
TimesSquare Capital Management, LLC, a Delaware limited liability company
TimesSquare Manager Member, LLC, a Delaware limited liability company
Titan NJ GP Holdings, Inc., a Delaware corporation
Titan NJ LP Holdings, LLC, a Delaware limited liability company
TMF Corp., a Delaware corporation
Topspin Acquisition, LLC, a Delaware limited liability company
Trident NYC Acquisition, LLC, a Delaware limited liability company
Trilogy Global Advisors International LLP, a limited liability partnership incorporated in the United Kingdom
Trilogy Global Advisors UK Holdings Limited, a limited company incorporated in the United Kingdom
Trilogy Global Advisors, LP, a Delaware limited partnership
Tweedy, Browne Company LLC, a Delaware limited liability company
VA Partners I, LLC, a Delaware limited liability company*
VA Partners III, LLC, a Delaware limited liability company*
VA SmallCap Partners, LLC, a Delaware limited liability company*
Value Partners Group Limited, a Cayman Islands exempted company*
ValueAct Capital Management, L.P., a Delaware limited partnership*
ValueAct Capital Management, LLC, a Delaware limited liability company *
ValueAct Holdings GP, LLC, a Delaware limited liability company*
ValueAct Holdings, L.P., a Delaware limited partnership*
ValueAct SmallCap Management, LLC, a Delaware limited liability company*
ValueAct SmallCap Management, L.P., a Delaware limited partnership*
Veritable, LP, a Delaware limited partnership
Welch & Forbes LLC, a Delaware limited liability company
Welch & Forbes, Inc., a Massachusetts corporation
Wilshire Financial Services Inc., an Alberta corporation*
Yacktman Asset Management LP, a Delaware limited partnership